UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 8, 2026

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 7.01     REGULATION FD DISCLOSURE
On October 8, 2026, the Company issued a press release entitled "Braemar Hotels & Resorts Announces Portfolio Update and 2027 Financial Outlook," announcing, among other things, updates to the Company’s portfolio and guidance on the Company’s financial outlook. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In addition, on October 8, 2026, the Company made available an investor presentation entitled "A New Chapter for Braemar," a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
FORWARD-LOOKING STATEMENTS
Certain statements and assumptions in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 hereto, contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among others, statements regarding the Company's expectations as to the anticipated sale of the Hotel, the timing and completion of that sale, the use of proceeds therefrom, and the Company's future plans, strategy and financial outlook. When the Company uses words such as "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," "project," "potential" or similar expressions, it intends to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside the Company's control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the risk that the pending sale of the Hotel is not completed on the terms described, on the anticipated timeline or at all, including as a result of a failure to satisfy closing conditions; the Company's ability to complete other pending or anticipated transactions; the Company's ability to repay, refinance or restructure its debt and the debt of certain of its subsidiaries; anticipated or expected purchases or sales of assets; the Company's projected operating results; risks associated with the Company's ability to effectuate its dividend policy; general volatility of the capital markets and the market price of the Company's common and preferred stock; availability, terms and deployment of capital; changes in the Company's industry and the markets in which it operates, interest rates or the general economy; and the degree and nature of the Company's competition. These and other risk factors are more fully discussed in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC").
The forward-looking statements included in this Current Report on Form 8-K are only made as of the date of this report. Such forward-looking statements are based on the Company's beliefs, assumptions and expectations of its future performance, taking into account all information currently known to the Company. These beliefs, assumptions and expectations can change as a result of many potential events or factors, not all of which are known to the Company. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. The Company is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits
Exhibit Number         Description

99.1    Press Release of the Company, dated October 8, 2026
99.2    Investor Presentation of the Company, dated October 2026
101    Inline Interactive Data Files
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: October 8, 2026	By:	/s/ Jim Plohg
Jim Plohg
Executive Vice President, General Counsel & Secretary